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PACIFIC HORIZON TAX-EXEMPT INCOME FUNDS

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                    PACIFIC HORIZON TAX-EXEMPT INCOME FUNDS
                               SEMI-ANNUAL REPORT
                                August 31, 1996



                          NATIONAL MUNICIPAL BOND FUND

                        CALIFORNIA TAX-EXEMPT BOND FUND



                               Investing For All
                             The Times Of Your Life



                                ----------------
                                NOT FDIC INSURED
                                ----------------

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                            INVESTMENT ADVISER
                      Bank of America National Trust
                         and Savings Association
                          555 California Street
                         San Francisco, CA 94104

                              ADMINISTRATOR
                       Concord Holding Corporation
                            3435 Stelzer Road
                            Columbus, OH 43219
                         INDEPENDENT ACCOUNTANTS
                           Price Waterhouse LLP
                       1177 Avenue of the Americas
                            New York, NY 10036

                               FUND COUNSEL
                          Drinker Biddle & Reath
                           1345 Chestnut Street
                          Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

A portion of the Funds' income may be subject to Federal Alternative Minimum Tax, and certain investors may be subject to such tax and to some state and local taxes.

This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

          ..................................

                                                                        Contents

                                PACIFIC HORIZON FUND FACTS               2-3
                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9
                                INTERVIEW WITH YOUR
                                  INVESTMENT MANAGER                   10-15
                                PACIFIC HORIZON NATIONAL MUNICIPAL
                                  BOND FUND
                                  Portfolio of Investments             16-20
                                  Statement of Assets
                                    and Liabilities                       21
                                  Statement of Operations                 22
                                  Statements of Changes
                                    in Net Assets                         23
                                  Financial Highlights                 38-39
                                PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
                                  BOND FUND
                                  Portfolio of Investments             24-28
                                  Statement of Assets
                                    and Liabilities                       29
                                  Statement of Operations                 30
                                  Statements of Changes
                                    in Net Assets                         31
                                  Notes to Financial Statements        32-37
                                  Financial Highlights                 40-41

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, the money market funds, strive to maintain a stable net asset value but offer no growth potential.

                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your investment specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

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                                        3

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.
The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The INTERVIEW WITH YOUR
INVESTMENT MANAGER enables you
to gain insight into the
Fund's investments and learn
more about the Fund manager's
strategies.

                                             [CHART]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

LOGO

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
[CHART]                           MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[CHART]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

[CHART]                           NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.
[CHART]

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care, and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capital gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets is the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,
Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers
to the Pacific Horizon Funds

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND AND
CALIFORNIA TAX-EXEMPT BOND FUND

STEPHEN P. SCHARRE
Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon National Municipal Bond Fund seeks to achieve as high a level of current interest income exempt from federal income tax as is consistent with prudent investment management and preservation of capital.

INVESTMENTS:

The Fund invests primarily in investment-grade municipal securities issued on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

APPROPRIATE FOR:

Investors seeking monthly interest income exempt from federal income tax.

INCEPTION:

January 28, 1994

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $14 million

KIM MICHALSKI
Director of Tax-Exempt Fixed Income
Bank of America NT&SA

GOAL:

The Pacific Horizon California Tax-Exempt Bond Fund seeks to achieve as high a level of current interest income exempt from federal and California state income taxes as is consistent with prudent investment management and preservation of capital.

INVESTMENTS:

The Fund invests primarily in municipal securities issued on behalf of the state of California and its political subdivisions, agencies, authorities and other governmental entities.

APPROPRIATE FOR:

California residents seeking monthly interest income exempt from both federal and California personal income taxes.

INCEPTION:

March 30, 1984

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $210 million

Q
    HOW DID THE MUNICIPAL MARKET AND THE FUNDS PERFORM DURING THE RECENT PERIOD?

A
    STEVE SCHARRE: Yields on bonds rose as their prices fell during the period, but municipal bond yields rose less than those of taxable bonds. In fact, the ratio of municipal bond yields to Treasury yields fell from about 83% to 80% during the period. Since rising yields on bonds typically accompany falling prices, that means municipal bonds outperformed the taxable market during the past six months.

The National Municipal Bond Fund's total return during the six months ended August 31, 1996, was 0.41% and the California Tax-Exempt Bond Fund's total return was -0.38%. (Both Funds' returns are for A Shares without deduction of the maximum 4.50% front-end sales charge.) That compared to a return of 0.35% for the Funds' benchmark, the Lehman Brothers Municipal Bond Index, during the period.*

Q
    WHY DID MUNICIPAL BONDS OUTPERFORM TREASURIES AND OTHER TAXABLE BONDS?

A
    STEVE SCHARRE: Politics. As we entered the period, investors still worried about the Republican candidates' tax reform proposals, which included calls for a flat tax. Such a tax would likely reduce the value of the tax break that municipal bonds offer, causing prices in the tax-free sector to decline. But such fears receded after Steve Forbes, the leading flat-tax proponent, left the race and Bill Clinton moved far ahead of Bob Dole in the polls. As investors stopped worrying about a flat tax, they put some money back to work in municipal bonds, which helped support the bonds' prices.

KIM MICHALSKI: The tax-exempt market also benefited from the low volume of new issues, especially in California. This situation generated more demand for existing municipal bonds, offering some support for their prices. In addition, California's economic recovery generated strong demand from institutional investors for the state's tax-exempt issues.

Q
    WHAT CAUSED THE LOW SUPPLY OF NEW CALIFORNIA BONDS?

A
    KIM MICHALSKI: During 1994 and 1995, many municipalities issued new bonds to take advantage of low interest rates and pay off their old high-rate bonds. In fact, such refunding accounted for 30% to 40% of new issues. There have been

AVERAGE ANNUAL TOTAL RETURN AS OF AUGUST 31, 1996
--------------------------------------------------------------------------------

                                             NATIONAL MUNICIPAL                        CALIFORNIA TAX-EXEMPT
                                       WITHOUT   BOND FUND     WITH                WITHOUT   BOND FUND     WITH
                                     SALES CHARGE          SALES CHARGE          SALES CHARGE          SALES CHARGE
               ------------------------------------------------------------------------------------
A Shares -- Inception Dates:                                  (1/28/94)                                   (3/30/84)
 6 months+                                  0.41%                -4.12%                -0.38%                -4.85%
 ...................................................................................................................
 1 year                                     0.66%                 0.66%                 0.49%                 0.49%
 ...................................................................................................................
 5 years                                      N/A                   N/A                 5.78%                 5.78%
 ...................................................................................................................
 10 years                                     N/A                   N/A                 6.14%                 6.14%
 ...................................................................................................................
 Since Inception                            3.18%                 3.18%                 7.79%                 7.79%
------------------------------------------------------------------------------------

+ Performance quoted is not annualized.

Return figures for the Funds include change in share price, reinvestment of dividends and capital gains distributions.

fewer refundings in this higher-rate environment. In addition, many California municipalities and agencies held back on issuing new bonds. They worried that investors would demand high yields in the wake of the Orange County bankruptcy -- although those fears have abated.
Q
    ARE MUNICIPAL BONDS ATTRACTIVE NOW COMPARED TO THE TAXABLE SECTOR?

A
    STEVE SCHARRE: Right now, the differences between yields of municipal and taxable bonds of comparable maturities are about average based on historical figures. This suggests that municipal bonds offer fair value versus corporate bonds and U.S. Government bonds.
Q
    HOW DID YOU MANAGE THE FUNDS IN THIS ENVIRONMENT?

A
    STEVE SCHARRE: After being relatively long during 1995, the National Municipal Bond Fund's average maturity was shortened last December. We then maintained an average maturity relatively close to that of the Lehman Brothers Municipal Bond Index through April. The decision to shorten the Fund's average maturity was a significant factor in improving the Fund's results as rates rose sharply in the spring, thus helping protect profits earned last year. In May, we extended the Fund's average maturity somewhat because bonds seemed to offer better value in the wake of significant price declines. Since then, interest rates have been volatile, but without any sustained trend in either direction.

KIM MICHALSKI: The California Tax-Exempt Fund had maintained a somewhat lower average maturity and duration -- a measure of its price sensitivity to interest-rate changes -- than its benchmark index. That caused it to under-perform during periods of rising bond prices. (Conversely, a higher average maturity or duration fund tends to outperform the market when prices fall.) We acted to bring the Fund's duration to a more neutral position; that is, more in line with its competitive market index. For example, we reduced the Fund's position in bonds subject to short-term calls, which can be redeemed early by the issuer. We purchased issues that are non-callable or have 10-year call protection.

Q
    WHAT OPPORTUNITIES DID YOU FIND FOR THE NATIONAL MUNICIPAL BOND FUND IN DIFFERENT REGIONS AND SECTORS OF THE TAX-EXEMPT MARKET?

A
    STEVE SCHARRE: In general, interest rates drove prices more than any differences between regions. However, California bonds did well, as the state's economy recovered and Orange County emerged from bankruptcy. Such bonds accounted for about 10% of the portfolio. We also owned issues of several utilities that we expect to benefit from deregulation. Among them: Jacksonville Electric and Northern Municipal Power of Minnesota. Their prices held up well -- even though electric utilities as a group were poor performers due to fears of increased competition.**

Q
    HOW DID YOU MANAGE THE CREDIT QUALITY OF THE SECURITIES IN THE FUNDS?

A
    STEVE SCHARRE: In the National Municipal Bond Fund, the credit quality stayed fairly constant, at around AA- on average. When interest rates climbed, we temporarily became more defensive by increasing our investment in insured and other AAA-rated issues. When we extended the Fund's maturity in May, we sold the insured bonds. We continued to emphasize revenue bonds, which typically pay higher yields than general obligation bonds (GOs). Although revenue bonds generally are considered riskier than GOs, we emphasize bonds backed by revenues from essential services such as water or transportation. Such bonds often can rely on consistent revenues even when the economy is flat or slowing down, whereas the taxing power of GOs can be strongly affected by economic conditions. For example, we recently purchased Massachusetts Bay Transportation Authority revenue bonds with a coupon of 5.375%, due 2016 and rated A+ by Standard & Poor's.**

KIM MICHALSKI: We maintained a high-quality portfolio of securities in the California Tax-Exempt Bond Fund, with an average credit quality of AA. In fact, 77% of the Fund's holdings were invested in bonds rated AA or better.** Recently, single-A bonds have been yielding only about two-tenths of a percentage point more than AAA-insured issues -- not enough to take on the additional credit risk in the lower-quality issues.

Q
    WHAT IS YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL MARKET AND YOUR CURRENT STRATEGY FOR THE CALIFORNIA TAX-EXEMPT BOND FUND?

A
    KIM MICHALSKI: Municipals have become more expensive relative to taxable bonds. However, it seems likely that low supply and continued high demand will help the tax-exempt market keep pace with or outperform taxable securities of comparable quality and maturity. That said, it is difficult to say how the fixed-income markets as a whole will perform. This depends largely on whether the economy continues to grow at a strong pace, causing interest rates to rise. For now, it seems likely that the Federal Reserve Board will act to increase short-term interest rates by the end of 1996. In that environment, we would focus on finding the best values in the California municipal market. Right now, bonds that mature in 10 to 15 years offer the best trade-off between risk and potential reward. They are paying 90% to 95% of the yields on 30-year issues, which are much more risky. We'll look for those intermediate-term issues in a variety of sectors.

Q
    STEVE: WHAT IS YOUR OUTLOOK AND STRATEGY GOING FORWARD?

A
    STEVE SCHARRE: As Kim said, there is some risk that the economy will continue to grow more rapidly, causing inflation to rise slightly, while pushing bond prices lower. If that happens, we'd like to be in a position to take advantage of higher rates by extending the National Municipal Bond Fund's maturity. But for now, we plan to maintain a somewhat cautious approach. In fact, we have been letting some cash accumulate in the Fund to bring down the average maturity of the Fund in anticipation of a possible Fed tightening.

---------------
 *The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole and cannot be invested in directly.

** The composition of the Funds' holdings are subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
(AS OF AUGUST 31, 1996)

TAX-EXEMPT INCOME
A Monthly Opportunity

Compare the difference between the after-tax income from the two hypothetical $100,000 investments illustrated. This hypothetical example assumes a 31 percent tax bracket and does not represent actual performance of the Pacific Horizon National Municipal Bond Fund.

A tax-exempt investment, despite a lower yield, can actually provide certain investors with greater after-tax income than a taxable investment. Past performance is not a guarantee of future results. Some investors may be subject to the federal alternative minimum tax and to certain state and local taxes. Any capital gain distributions from the Fund will be taxable. Consult with your tax adviser.

* Bond Buyer Municipal Index and Merrill Lynch Corporate Bond Index, as reported in The Wall Street Journal, August 31, 1996.

                           TAXABLE EQUIVALENT YIELD:
                            THE INCOME YOU CAN KEEP

                              Tax-Exempt Yield on
                               $100,000 at 6.21%*

You Keep                                            6210
J54209X1

                                Taxable Yield on
                               $100,000 at 7.60%*

You Keep                                            5244
Uncle Sam Takes                                     2356
J54209X2

--------------------------------------------------------------------------------

1996 FEDERAL TAX RATES+
-----------------------------------------------


-------------------------------------------------
              28%           31%           36%          39.6%
-------------------------------------------------
 Joint       $40,100       $96,900      $147,700          Over
Return:      $96,900      $147,700      $263,750      $263,750
 ......................................................
 Single      $24,000       $58,150      $121,300          Over
Return:      $58,150      $121,300      $263,750      $263,750
-------------------------------------------------

  A FEDERAL
  TAX-EXEMPT
  INVESTMENT
  YIELDING:   IS EQUIVALENT TO A TAXABLE
 INVESTMENT YIELDING:

 4.5%          6.25%         6.52%         7.03%         7.45%
 ........................................................
 5.0           6.94          7.25          7.81          8.28
 ........................................................
 5.5           7.64          7.97          8.59          9.11
 ........................................................
 6.0           8.33          8.70          9.38          9.93
 ........................................................
 6.5           9.03          9.42         10.16         10.76
 ........................................................

-
+ Source: Internal Revenue Service.

* Certain investors may be subject to the Federal Alternative Minimum Tax or certain state and local taxes. Shareholders should consult with a tax adviser.
                                                   TAX-EQUIVALENT YIELD
                                                   The Bottom Line
                                                   Today's higher federal tax
                                                   rates make tax-exempt income
                                                   more attractive. This chart
                                                   enables you to determine what
                                                   the yield on a taxable
                                                   investment would have to be
                                                   to match a hypothetical tax-
                                                   exempt yield.* For example,
                                                   in order to equal a 5%
                                                   tax-exempt yield, a taxable
                                                   investment would have to
                                                   yield between 6.94% and
                                                   8.28%, depending on your
                                                   federal tax bracket. The
                                                   higher your tax bracket, the
                                                   better the potential
                                                   after-tax result of investing
                                                   in a tax-exempt fund. The
                                                   Pacific Horizon National
                                                   Municipal Bond Fund seeks to
                                                   provide a high level of
                                                   current income free from
                                                   federal income tax,
                                                   consistent with prudent
                                                   investment management and
                                                   preservation of capital.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT BOND FUND
(AS OF AUGUST 31, 1996)
TAX-EXEMPT
Dollars and Sense
for California
Residents
The top federal
income tax rate is
39.6 percent and
there is a 10
percent surtax on
those with incomes
above $250,000. By
investing in the
Pacific Horizon
California
Tax-Exempt Bond
Fund, Golden State
residents may
benefit from
regular income that
is free from
federal and state
taxes.* Use the
chart to determine
what the
hypothetical yield
on a taxable
investment
would have to be to match a tax-exempt yield. For example, in order to equal a 5 percent tax-exempt yield, a taxable investment would have to yield between 7.40 percent and 7.72 percent, depending on your combined federal and state tax brackets. The higher your tax bracket, the better the potential after-tax result of investing in a tax-exempt fund.
-------------
* Certain investors may be subject to the Federal Alternative Minimum Tax or certain state and local taxes. Shareholders should consult with a tax adviser. California tax rates are for 1996.

                                                      COMBINED 1996 CALIFORNIA
                                                   STATE & FEDERAL EFFECTIVE RATE
                              ---------------------------------------------------------

                              ----------------------------------------------------------
                                                    32.4%                                      35.2%
                              ----------------------------------------------------------
                                 Single                                     Joint
                                 Return:            $50,000                 Return:           $100,000
                              ..................................................................
                              ----------------------------------------------------------

                             A TAX-EXEMPT
                             INVESTMENT
                             YIELDING:
                            YIELDING:           IS EQUIVALENT TO A TAXABLE INVESTMENT

                                 4.50%                6.66%                                      6.94%
                              ..................................................................
                                 5.00%                7.40%                                      7.72%
                              ..................................................................
                                 5.50%                8.14%                                      8.49%
                              ..................................................................
                                 6.00%                8.88%                                      9.26%
                              ..................................................................
                                 6.50%                9.62%                                     10.03%
                              ..................................................................
                              ----------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*

QUALITY
Quality Counts

                                  S&P/MOODY'S
                              LONG-TERM RATING OF
                             PORTFOLIO COMPOSITION

A                                             15.19%
BBB                                            0.95%
AA                                            16.79%
AAA                                           60.46%
NONRATED                                       6.61%

---------------
* The composition of the Fund's holdings is subject to change.
The Pacific Horizon California Tax-Exempt Bond Fund invests primarily in investment-grade municipal securities that are rated in the four highest categories by an independent rating agency such as Standard & Poor's or nonrated securities deemed by the Fund's adviser to be of comparable quality. By maintaining high standards, the Fund seeks to reduce risk while attempting to maximize yield, offering an investor the opportunity for capital preservation as well as consistent monthly dividends. Tax-exempt bond funds invest in securities issued by states, local municipalities and governments, whose financial condition will affect the value of their securities.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                          MOODY'S/
                                            S&P                            PRINCIPAL
                                          RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION                (UNAUDITED)   RATE        DATE       (000)      (NOTE 2)
--------------------------------------  ------------  -----     --------   ---------   -----------
MUNICIPAL BONDS -- 97.6%
CALIFORNIA -- 7.7%
 California Health Facilities
   Financing Revenue, Ponoma Valley
   Hospital Medical Center (MBIA
   Insured)...........................    Aaa/AAA     6.75 %     1/01/07     $ 250     $   267,188
 California State Department of
   Veterans Affairs Home Purchase
   Revenue, Series A (AMT)............     Aa/A+      7.375%     8/01/12        30          30,868
 Del Mar Race Track Authority
   Revenue............................     NR/NR      6.20 %     8/15/11       250         239,688
 Foothill Eastern Transportation
   Corridor Agency, California Toll
   Road Revenue Senior Lien, Series
   A..................................    Baa/BBB-    5.00 %     1/01/35       400         320,000
 Foothill Eastern Transportation
   Corridor Agency, California Toll
   Road Revenue Senior Lien, Series
   A..................................    Baa/BBB-    6.00 %     1/01/34       150         141,375
 West Covina, Certificate of
   Participation, Queen of The Valley
   Hospital...........................      A/A       6.50 %     8/15/24        75          76,125
                                                                                       -----------
                                                                                         1,075,244
                                                                                       -----------
COLORADO -- 3.7%
 Moffat County Pollution Control
   Revenue, PacifiCorp Project........    Aaa/AAA     3.85 %*    5/01/13       300         300,000
 Pueblo County Single Family
   Mortgage...........................     NR/AA-     6.85 %    12/01/25       210         216,300
                                                                                       -----------
                                                                                           516,300
                                                                                       -----------
CONNECTICUT -- 0.5%
 Connecticut State Clean Water
   Revenue............................    Aaa/AA+     5.65 %     6/01/10        75          75,375
                                                                                       -----------
FLORIDA -- 4.3%
 Florida State Board of Education,
   Capital Outlay Public Education,
   Series B...........................     Aa/AA      5.875%     6/01/25       300         297,750
 Florida State Board of Education,
   Capital Outlay Public Education,
   Series A...........................     Aa/AA      6.10 %     6/01/24        75          76,406
 Jacksonville Electric Authority
   Revenue, St. John's River, Issue 2,
   Series 9...........................     Aa1/AA     5.25 %    10/01/21       255         233,963
                                                                                       -----------
                                                                                           608,119
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                          MOODY'S/
                                            S&P                            PRINCIPAL
                                          RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION                (UNAUDITED)   RATE        DATE       (000)      (NOTE 2)
--------------------------------------  ------------  -----     --------   ---------   -----------
ILLINOIS -- 10.7%
 Chicago, Illinois O'Hare
   International Airport, Series A....     A1/A+      4.80 %     1/01/05     $ 500     $   476,875
 Cook County, Series B (FGIC
   Insured)...........................    Aaa/AAA     5.50 %    11/15/22       300         277,500
 Illinois Health Facility Authority
   Revenue, Elmhurst Hospital, Series
   B..................................     A1/NR      3.90 %     1/01/20       300         300,000
 Illinois Health Facility
   Authority Revenue, Edward Hospital,
   Series A...........................      A/A       6.00 %     2/15/19        75          71,250
 Illinois Health Facility Authority
   Revenue, Illinois Masonic Medical
   Center, Series A...................      A/A-      7.60 %    10/01/07       300         322,875
 Illinois State Sales Tax Revenue,
   Series O...........................     A1/AAA     6.00 %     6/15/18        50          49,625
                                                                                       -----------
                                                                                         1,498,125
                                                                                       -----------
INDIANA -- 6.4%
 Bloomington Sewer Works Revenue (MBIA
   Insured)...........................    Aaa/AAA     5.875%     1/01/25       150         146,063
 Indiana Bond Bank Revolving Fund,
   Program A..........................      NR/A      6.875%     2/01/12       100         108,750
 Indianapolis Local Public Improvement
   Revenue............................    Aaa/AAA     7.90 %     2/01/07       300         347,625
 Jasper County Pollution Control
   Revenue, Northern Indiana Public
   Service Co., Series B, LOC:
   Union Bank of Switzerland..........     NR/ A      3.85 %     6/01/13       300         300,000
                                                                                       -----------
                                                                                           902,438
                                                                                       -----------
KENTUCKY -- 1.5%
 Kentucky State Property & Buildings
   Refunding, Project No. 55..........      A/A+      6.00 %     9/01/08       200         206,000
                                                                                       -----------
LOUISIANA -- 1.4%
 Louisiana State General Obligation
   Bond, Series A (MBIA Insured)......    Aaa/AAA     5.375%     8/01/05       200         202,500
                                                                                       -----------
MASSACHUSETTS -- 7.5%
 Massachusetts Bay Transportation
   Authority, Series A................     A1/A+      5.375%     3/01/16       500         469,375
 Massachusetts State Water Resource
   Authority, Series C................      A/A       5.25 %    12/01/20       100          89,375
 Massachusetts State Housing Finance
   Agency Housing Revenue, Single
   Family (AMT) (MBIA Insured)........    Aaa/AAA     6.25 %    12/01/15       500         501,250
                                                                                       -----------
                                                                                         1,060,000
                                                                                       -----------
MICHIGAN -- 3.8%
 Greater Detroit Resource Recovery
   Authority, Michigan Revenue, Series
   B (AMBAC Insured)..................    Aaa/AAA     6.25 %    12/13/05       500         535,625
                                                                                       -----------
MINNESOTA -- 3.4%
 Northern Municipal Power Agency,
   Series A...........................      A/A       7.25 %     1/01/16       445         470,587
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                          MOODY'S/
                                            S&P                            PRINCIPAL
                                          RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION                (UNAUDITED)   RATE        DATE       (000)      (NOTE 2)
--------------------------------------  ------------  -----     --------   ---------   -----------
MISSISSIPPI -- 3.5%
 Hattiesburg, Mississippi Water &
   Sewer (AMBAC Insured)..............    Aaa/AAA     5.25 %     8/01/07     $ 500     $   491,250
                                                                                       -----------
NEBRASKA -- 1.2%
 Omaha Public Power District Electric
   Revenue, Series C..................     Aa/AA      5.50 %     2/01/14       175         169,968
                                                                                       -----------
NEVADA -- 6.9%
 Clark County Convention & Visitors
   Center, General Obligation
   Limited............................    Aaa/AAA     4.80 %     7/01/02       500         497,500
 Clark County Passenger Facilities
   Charge, Las Vegas/Macarran
   International Airport, Series A
   (MBIA Insured) (AMT)...............    Aaa/AAA     5.75 %     7/01/23       500         475,625
                                                                                       -----------
                                                                                           973,125
                                                                                       -----------
NEW JERSEY -- 3.8%
 New Jersey Economic Development
   Authority, Market Transition
   Facilities Revenue, Series A (MBIA
   Insured)...........................    Aaa/AAA     5.70 %     7/01/05       150         155,812
 New Jersey State Turnpike, Series C
   (AMBAC Insured)....................    Aaa/AAA     6.40 %     1/01/07       350         372,313
                                                                                       -----------
                                                                                           528,125
                                                                                       -----------
NEW YORK -- 4.1%
 New York City, Industrial Development
   Agency, Special Facilities Revenue,
   Terminal One Group Assistant
   Project (AMT)......................      A/A       6.00 %     1/01/15        75          72,750
 New York State Energy Research and
   Development Authority, Electric
   Facility Revenue, Series A (AMT)...     A1/A+      7.75 %     1/01/24        65          68,169
 New York State Local Government
   Assistant Corp., Series B..........      A/A       6.00 %     4/01/18        50          50,375
 New York State Urban Development
   Facilities.........................    Baa1/BBB    5.75 %     4/01/11       400         391,500
                                                                                       -----------
                                                                                           582,794
                                                                                       -----------
OREGON -- 1.1%
 Portland Airport Revenue, Portland
   International Airport, Series 10
   (FGIC Insured) (AMT)...............    Aaa/AAA     5.875%     7/01/15       150         150,563
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                          MOODY'S/
                                            S&P                            PRINCIPAL
                                          RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION                (UNAUDITED)   RATE        DATE       (000)      (NOTE 2)
--------------------------------------  ------------  -----     --------   ---------   -----------
PENNSYLVANIA -- 5.2%
 Pennsylvania State General Obligation
   Bonds, First Series................     A1/AA-     4.875%     5/01/02     $ 250     $   250,312
 Philadelphia Airport Revenue, Series
   A (AMBAC Insured)
   (AMT)..............................    Aaa/AAA     5.70 %     6/15/07       200         203,000
 Philadelphia Wastewater Revenue
   (AMBAC Insured)....................    Aaa/AAA     5.50 %     6/15/07       250         253,750
 Pittsburgh Urban Redevelopment
   Authority, Home Improvement, Series
   A
   (AMT)..............................      A/A       5.65 %     8/01/15        20          19,000
                                                                                       -----------
                                                                                           726,062
                                                                                       -----------
TENNESSEE -- 4.2%
 Humphreys County Tenn. Industrial
   Development Board, Solid Waste
   Revenue Board, E.I. Du Pont De
   Nemours and Co. Project (AMT)......    Aa3/AA-     6.70 %     5/01/24        75          79,219
 Maury County Industrial Development
   Board/ Pollution Control Revenue...     NR/A-      6.50 %     9/01/24       500         515,000
                                                                                       -----------
                                                                                           594,219
                                                                                       -----------
TEXAS -- 10.3%
 Brazos River Authority Special
   Facilities Revenue (FGIC
   Insured)...........................    Aaa/AAA     5.50 %     8/15/15       200         190,750
 Lower Colorado River Authority
   Revenue, (AMBAC Insured)...........    Aaa/AAA     6.00 %     1/01/17        50          50,413
 Lower Neches Valley River Treatment
   Project (AMBAC Insured)............     Aa2/AA     5.65 %     2/01/29       600         563,250
 Texas State National Research Labor
   Commission, General Obligation
   Unlimited (Prerefunded 4/1/00 @
   102.00)............................     AAA/NR     7.125%     4/01/00       500         548,125
 Texas Water Development Board
   Revenue............................    Aa1/AAA     6.00 %     7/15/13       100         101,750
                                                                                       -----------
                                                                                         1,454,288
                                                                                       -----------
UTAH -- 4.1%
 Intermountain Power Agency, Utah
   Power Supply Revenue, Series C.....     Aa/AA-     5.25 %     7/01/14       150         141,375
 Intermountain Power Agency, Utah
   Power Supply Revenue, Series D.....     Aa/AA-     5.00 %     7/01/21       500         434,375
                                                                                       -----------
                                                                                           575,750
                                                                                       -----------
WISCONSIN -- 1.5%
 Wisconsin State General Obligation
   Bond...............................     Aa/AA      6.00 %     5/01/03       200         212,250
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                          MOODY'S/
                                            S&P                            PRINCIPAL
                                          RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION                (UNAUDITED)   RATE        DATE       (000)      (NOTE 2)
--------------------------------------  ------------  -----     --------   ---------   -----------
WYOMING -- 0.8%
 Wyoming Community Development
   Authority, Single Family Mortgage,
   Series G, FHA/VA Mtgs..............     Aa/AA      7.20 %     6/01/10     $ 100     $   107,250
                                                                                       -----------
TOTAL INVESTMENTS -- 97.6%............                                                  13,715,957
 (Cost $13,755,856)(a)
 Other assets in excess of
   liabilities -- 2.4%................                                                     336,848
                                                                                       -----------
NET ASSETS -- 100.0%..................                                                 $14,052,805
                                                                                       =============

---------------

Percentages indicated are based on net assets of $14,052,805.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

            Unrealized appreciation......................................    $  91,663
            Unrealized depreciation......................................     (131,562)
                                                                             ---------
            Net unrealized appreciation..................................    $ (39,899)
                                                                             ==========

* Reflects current yield.

AMT   -- Interest on securities subject to federal Alternative Minimum Tax.

AMBAC -- AMBAC Indemnity Corporation.

FGIC   -- Financial Guaranty Insurance Company.

FHA   -- Federal Housing Administration.

LOC    -- Letter of credit.

MBIA  -- Municipal Bond Insurance Association.

NR     -- No rating assigned by Moody's or S&P.

VA     -- Veterans Administration.

See Notes to Financial Statements.

          PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND

          ----------------------------------------------------------------------

       Statement of Assets and Liabilities
       August 31, 1996 (Unaudited)

       -------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $13,755,856)...............   $13,715,957
  Cash.................................................................        33,421
  Receivable for Portfolio shares sold.................................       287,700
  Interest receivable..................................................       182,902
  Unamortized organization costs.......................................        31,285
                                                                          -----------
Total assets...........................................................    14,251,265
                                                                          -----------
LIABILITIES:
  Dividends payable....................................................        53,621
  Payable for Portfolio shares redeemed................................         1,450
  Payable to Administrator.............................................        28,000
  Audit fees...........................................................        43,670
  Legal fees...........................................................        12,236
  Registration fees....................................................        22,131
  Reports to shareholders..............................................        20,262
  Other accrued expenses...............................................        17,090
                                                                          -----------
Total liabilities......................................................       198,460
                                                                          -----------
NET ASSETS.............................................................   $14,052,805
                                                                          ===========
NET ASSETS:
  A Shares.............................................................   $14,051,806
  K Shares.............................................................           999
                                                                          -----------
                                                                          $14,052,805
                                                                          ===========
Shares Outstanding ($0.001 par value, 150 million shares authorized):
  A Shares.............................................................     1,414,008
  K Shares.............................................................           101
                                                                          -----------
                                                                            1,414,109
                                                                          ===========
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
  Net asset value and redemption price per share.......................        $ 9.94
  Sales charge -- 4.50% of public offering price.......................          0.47
                                                                                -----
  Maximum Offering Price...............................................        $10.41
                                                                               ======
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -- K
  SHARES...............................................................        $ 9.93
                                                                               ======
COMPOSITION OF NET ASSETS:
  Capital stock, at par................................................   $     1,414
  Additional paid-in capital...........................................    14,042,897
  Accumulated net realized gains on investments........................        43,337
  Net unrealized depreciation of investments...........................       (39,899)
  Undistributed Net Investment Income..................................         5,056
                                                                          -----------
NET ASSETS, AUGUST 31, 1996............................................   $14,052,805
                                                                          ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................                 $  360,628
                                                                               --------
EXPENSES:
  Advisory fees.............................................   $   22,890
  Administration fees.......................................       13,044
  Shareholder service fees (A Shares).......................       16,290
  Transfer agent fees and expenses..........................        6,350
  Custodian fees and expenses...............................       12,484
  Audit fees................................................       23,047
  Reports to Shareholders...................................       17,945
  Legal fees................................................       20,044
  Directors' fees...........................................       12,919
  Insurance expense.........................................          184
  Fund accounting fees and expenses.........................       27,822
  Amortization of organization costs........................       10,963
  Registration fees.........................................       16,720
  Other expenses............................................          562
                                                                ---------
  Total expenses............................................      201,264
  Less: Fee waivers and expense reimbursements..............     (168,682)       32,582
                                                                ---------      --------
Net Investment Income.......................................                    328,046
                                                                               --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on securities transactions.............                     24,146
  Net change in unrealized appreciation (depreciation) of
    investments.............................................                   (314,722)
                                                                               --------
Net Loss on Investments.....................................                   (290,576)
                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $   37,470
                                                                               ========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          SIX MONTHS
                                                             ENDED
                                                          AUGUST 31,       YEAR ENDED
                                                             1996         FEBRUARY 29,
                                                          (UNAUDITED)         1996
                                                          -----------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...............................    $   328,046     $   369,257
  Net realized gains (losses) on securities
    transactions......................................         24,146          22,823
  Net change in unrealized appreciation (depreciation)
    of investments....................................       (314,722)        288,587
                                                          -----------     -----------
  Net increase in net assets resulting from
    operations........................................         37,470         680,667
                                                          -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- A
  SHARES:
  Dividends to shareholders from net investment
    income............................................       (322,985)       (369,257 )
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- K
  SHARES:
  Dividends to shareholders from net investment income
    (a)...............................................             (5)             --
                                                          -----------     -----------
Total Dividends and distributions to shareholders.....       (322,990)       (369,257 )
                                                          -----------     -----------
Fund Share Transactions:
  Net proceeds from shares subscribed.................      4,983,735      10,755,826
  Net asset value of shares issued to shareholders in
    reinvestment of dividends.........................        196,510         279,903
  Cost of shares redeemed.............................     (3,084,323)     (1,624,728 )
                                                          -----------     -----------
  Net increase in net assets from Fund share
    transactions......................................      2,095,922       9,411,001
                                                          -----------     -----------
Total Increase........................................      1,810,402       9,722,411
NET ASSETS:
  Beginning of period.................................     12,242,403       2,519,992
                                                          -----------     -----------
  End of period (Including undistributed net
    investment income of $5,056 and $0,
    respectively).....................................    $14,052,805     $12,242,403
                                                          ===========     ===========

---------------

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                         MOODY'S/
                                           S&P                            PRINCIPAL
                                         RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION               (UNAUDITED)   RATE        DATE       (000)       (NOTE 2)
-------------------------------------  ------------  -----     --------   ---------   ------------
MUNICIPAL BONDS
CALIFORNIA -- 95.4%
 Alameda County Water District Water
   Systems Project (FGIC Insured)....    Aaa/AAA     6.00 %     6/01/15    $ 2,515    $  2,518,949
 Alameda Santa Rita Jail,
   Certificates of Participation
   (MBIA Insured)....................    Aaa/AAA     5.70 %    12/01/14      3,000       2,944,680
 Associates Bay Area Govt. Fin.
   Auth., Certificates of
   Participation, Series A...........      NR/A      6.25 %     6/01/11      1,000       1,009,720
 California General Obligation.......     A1/A+      6.75 %     4/01/07      2,575       2,897,750
 California General Obligation
   (AMBAC -- TCRS Insured)...........    Aaa/AAA     6.00 %     5/01/12      2,645       2,717,949
 California General Obligation
   (FGIC -- TCRS Insured)............    Aaa/AAA     5.25 %    10/01/17      2,600       2,434,666
 California Health Facs. Auth.,
   Adventist Health Sys. West, Series
   B (MBIA Insured)..................    Aaa/AAA     6.50 %     3/01/07      1,000       1,080,670
 California Health Facs. Auth.,
   Adventist Health Sys. West, Series
   B (MBIA Insured)..................    Aaa/AAA     7.00 %     3/01/13      1,000       1,084,580
 California Health Facs. Auth.,
   Kaiser Permanente Med. Care,
   Series A..........................     Aa3/AA     6.50 %    12/01/20      2,000       2,067,560
 California Housing Fin. Agency, Home
   Mtg. Rev., Series D...............     Aa/AA      8.00 %     8/01/19        790         831,404
 California Public Works Brd Lease
   Rev., Dept. of Corrections, Series
   A (AMBAC Insured).................    Aaa/AAA     5.50 %     1/01/10      2,000       1,985,860
 California Pollution Control Finance
   Auth., Pacific Gas & Electric Co.,
   Series A (AMT)....................      A2/A      6.625%     6/01/09      1,000       1,049,990
 California Pollution Control Finance
   Auth., So. Cal. Edison, Series A
   (AMT).............................     NR/A+      6.90 %     9/01/06      1,000       1,074,260
 California Pollution Control Finance
   Auth., So. Cal. Edison, Series B
   (AMT).............................     A2/A+      6.40 %    12/01/24      1,000       1,022,030
 California Pollution Control Finance
   Auth., Var-Delano Project, (LOC-
   Algemene Bank Nederland+).........     Aa/AA      0.00 %     8/01/19        300         300,000
 California State Dept. of Water
   Rev., Central Valley Project,
   Series L..........................     Aa/AA      5.70 %    12/01/16      4,500       4,360,410
 California State Dept. of Water
   Rev., Central Valley Project,
   Series O..........................     Aa/AA      4.75 %    12/01/25      3,000       2,501,760
 Capital Area Development Auth.,
   Sacramento Lease Rev., Series A
   (MBIA Insured)....................    Aaa/AAA     6.50 %     4/01/12      1,000       1,070,990
 Central Coast Water Auth. Rev.,
   State Water Proj., Regal Fac.
   (AMBAC Insured)...................    Aaa/AAA     6.50 %    10/01/14      1,750       1,881,967

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                           S&P                            PRINCIPAL
                                         RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION               (UNAUDITED)   RATE        DATE       (000)       (NOTE 2)
-------------------------------------  ------------  -----     --------   ---------   ------------
 Central Valley Finance Auth.,
   General Project...................    NR/BBB-     6.00 %     7/01/09    $ 1,000    $    989,770
 Chino Unified School District
   California Convertible Cap.
   Apprec., Certificate of
   Participation, Series A+ (FSA
   Insured)..........................    Aaa/AAA     0.00 %     9/01/14      2,000       1,660,840
 Coachella Valley Water Dist.,
   Certificates of Participation,
   Series A..........................      A/NR      6.75 %    10/01/12      1,000       1,056,270
 Contra Costa Water, Series F (FGIC
   Insured)..........................    Aaa/AAA     5.25 %    10/01/26      2,500       2,308,725
 Del Mar Race Track Authority
   Rev. .............................     NR/NR      6.00 %     8/15/08      1,000         976,340
 Del Mar Race Track Authority
   Rev. .............................     NR/NR      6.20 %     8/15/11      1,000         980,230
 Delta County Home Mortgage Finance
   Auth., Single Family Mortgage Rev.
   (AMT) (GNMA Backed)...............     NR/AAA     6.75 %    12/01/25      1,790       1,843,002
 East Bay Municipal Utility District
   Water System Rev. (FGIC
   Insured)..........................    Aaa/AAA     5.00 %     6/01/26      1,750       1,544,655
 East Bay Municipal Utility District,
   Wastewater Treatment System Rev.
   (FGIC Insured)....................    Aaa/AAA     5.00 %     6/01/16      1,500       1,362,300
 East Bay Municipal Utility District
   Rev. (FGIC Insured)...............    Aaa/AAA     5.00 %     6/01/16      3,000       2,724,600
 Eastern Muni. Water & Sewer Distr.,
   Certificates of Participation,
   Series A (FGIC Insured)...........    Aaa/AAA     6.75 %     7/01/12      1,000       1,124,690
 Eastern Muni. Water & Sewer Distr.,
   Certificates of Participation,
   Series A (FGIC Insured)...........    Aaa/AAA     5.375%     7/01/13      2,000       1,926,920
 Elsinore Valley Water & Sewer,
   Certificates of Participation,
   Series A (FGIC Insured)...........    Aaa/AAA     6.00 %     7/01/12      1,500       1,561,530
 Emeryville Public Finance Agency,
   Emeryville Redev. Project,
   Series A..........................     NR/A-      6.50 %     5/01/21      1,500       1,534,695
 Escondido JT Power Fin. Authority,
   California Center for the Arts,
   Lease Rev. (AMBAC Insured)........    Aaa/AAA     6.00 %     9/01/18      1,500       1,521,105
 Fresno Health Fac. Agy., Holy Cross
   Health Systems Rev., St. Agnes
   Project...........................     Aa/AA      6.625%     6/01/21      2,450       2,532,026
 Fresno Sewer Rev., Ser. A-1 (AMBAC
   Insured)..........................    Aaa/AAA     6.25 %     9/01/14      5,000       5,374,500
 Industry Urban Development Tax
   Allocation Trans. District,
   Project 3.........................     NR/A-      6.90 %    11/01/16      1,000       1,055,490
 Irvine Ranch Water Distr., Joint
   Powers Agency, Issue II...........     NR/A+      8.25 %     8/15/23      2,400       2,547,624
 Lafayette General Obligation Bond...     NR/AA-     6.00 %     7/15/25      1,000         980,430
 Long Beach Harbor Rev. (MBIA
   Insured) AMT......................    Aaa/AAA     5.375%     5/15/20      3,000       2,762,370
 Los Angeles County, Convention,
   Series A (MBIA Insured)...........    Aaa/AAA     6.00 %    08/15/10      3,000       3,164,250
 Los Angeles County, Sanitation
   District, Series A................     Aa/AA      5.375%    10/01/13      1,500       1,419,720

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                           S&P                            PRINCIPAL
                                         RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION               (UNAUDITED)   RATE        DATE       (000)       (NOTE 2)
-------------------------------------  ------------  -----     --------   ---------   ------------
 Los Angeles County Transportation,
   Sales Tax Rev., Series A..........     A1/AA-     6.50 %     7/01/13    $ 2,500    $  2,612,400
 Los Angeles County Transportation,
   Sales Tax Rev., Series A..........     A1/AA-     7.40 %     7/01/15      2,000       2,170,300
 Los Angeles County Transportation,
   Sales Tax Rev., Series A
   (Prerefunded 7/1/01 @ 102)........    Aaa/AA-     6.90 %     7/01/01      1,100       1,227,930
 Los Angeles Dept. Water and Power
   Rev...............................     Aa/AA      5.75 %     4/15/12      2,000       1,998,820
 Los Angeles General Obligation Bond
   (MBIA Insured)....................    Aaa/AAA     6.00 %     9/01/11      2,000       2,053,700
 Los Angeles Harbor Rev..............     Aa/AA      6.25 %     8/01/25      2,000       2,088,640
 Los Angeles Waste Water Sys. Rev.,
   Series A (MBIA Insured)...........    Aaa/AAA     5.70 %     6/01/20      2,650       2,570,950
 Manhattan Beach Unified School
   District, Certificates of
   Participation, Convertible Cap.
   Appr., Series B+ (MBIA
   Insured)..........................    Aaa/AAA     0.00 %     8/01/20      2,000       1,624,580
 Metropolitan Water Dist., Southern
   California Waterworks Rev. (MBIA
   Insured)..........................    Aaa/AAA     5.50 %     7/01/25      3,240       3,063,258
 Metropolitan Water Dist., Southern
   California Waterworks Rev.
   (Prerefunded 7/1/01 @ 102)........     NR/AA      6.75 %     7/01/01      1,000       1,107,560
 Metropolitan Water Dist., Southern
   California Waterworks Rev., Series
   A (MBIA Insured)..................    Aaa/AAA     5.75 %     7/01/01      3,000       2,943,360
 Metropolitan Water Dist., Southern
   California Waterworks Rev., Series
   A.................................     Aa/AA      5.75 %     7/01/21      4,500       4,538,250
 Natomas Unified School Dist. Series
   A (MBIA Insured)..................    Aaa/AAA     5.75 %     9/01/17      1,000         986,210
 Northern California Transmission
   Rev., Ore Transmission Project.,
   Series A (MBIA Insured)...........    Aaa/AAA     6.25 %     5/01/10      2,000       2,103,500
 Northern California Transmission
   Rev. Ore Transmission Proj.,
   Series A (MBIA Insured)
   (Prerefunded 5/1/01 @ 101.5)......    Aaa/AAA     7.00 %     5/01/01      1,000       1,097,600
 Northridge Water Dist. Rev. (AMBAC
   Insured)..........................    Aaa/AAA     5.25 %     2/01/18      2,500       2,333,925
 Orange County Community Finance
   Dist. (Prerefunded 8/15/02 @
   102)..............................     NR/AAA     7.20 %     8/15/02      2,000       2,284,680
 Orange County Community Finance
   Dist. Special Tax (FSA Insured)...    Aaa/AAA     7.125%     8/15/17      1,500       1,611,885
 Pasadena Multi Family Housing Civic
   Center (AMT) (FSA Insured)........    Aaa/AAA     6.40 %    12/01/12      2,500       2,565,675
 Pleasonton, California Joint Power
   Fin. Auth. Rev., Series A.........     Baa/NR     6.15 %     9/02/12      4,960       4,968,482
 Poway Certificates of Participation,
   Poinsettia Mobilehome Park (FSA
   Insured)..........................    Aaa/AAA     6.375%     6/01/18      2,500       2,621,025
 Rancho Water District Fin. Auth.
   (AMBAC Insured)...................    Aaa/AAA     6.40 %     8/15/04      1,000       1,078,240
 Rancho Water District Fin. Auth.
   (FGIC Insured)....................    Aaa/AAA     5.90 %    11/01/15      2,000       2,003,860

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                           S&P                            PRINCIPAL
                                         RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION               (UNAUDITED)   RATE        DATE       (000)       (NOTE 2)
-------------------------------------  ------------  -----     --------   ---------   ------------
 Center Unified School District,
   General Obligation Bond (MBIA
   Insured)..........................    Aaa/AAA     6.625%     9/01/17    $ 1,000    $  1,073,640
 San Bernardino Cap Facs Project,
   Series B..........................     NR/AAA     7.00 %     8/01/28      7,000       7,855,260
 San Diego Area Local Govt Ctfs......    NR/Sp1+     4.75 %    10/01/97      3,000       3,021,840
 San Diego Community Facility
   District..........................     NR/NR      7.00 %     9/01/15      2,000       2,019,080
 San Diego County Indust. Dev. Rev.,
   San Diego Gas & Electric, Series A
   (AMT).............................     A1/A+      6.40 %     9/01/18      1,500       1,536,450
 San Diego County Water Auth.
   Certificates of Participation,
   Series A..........................     Aa/AA-     6.40 %     5/01/08      2,000       2,124,940
 San Diego Public Facilities Fin.
   Auth., Sewer Rev. Bond (FGIC
   Insured)..........................    Aaa/AAA     4.875%     5/15/08      5,000       4,776,100
 San Francisco Airport Rev. Bond
   (MBIA Insured)....................    Aaa/AAA     6.75 %     5/01/13      1,730       1,897,222
 San Francisco Bay Area Rapid Trans.,
   District Sales Tax Rev. (FGIC
   Insured)..........................    Aaa/AAA     5.50 %     7/01/20      1,095       1,039,900
 San Francisco Building Auth. Rev.,
   General Services, Series A (MBIA-
   IBC Insured)......................    Aaa/AAA     5.00 %    10/01/08      1,000         969,530
 San Francisco City & County, Intl.
   Airport Rev. (MBIA Insured).......    Aaa/AAA     5.70 %     5/01/26      3,000       2,873,670
 San Francisco City and County School
   and Dist. Fac. Improvements,
   Series C (FGIC Insured)...........    Aaa/AAA     6.30 %     6/15/14      2,000       2,098,140
 San Francisco City and County Public
   Utilities Water Rev...............     Aa/AA      6.00 %    11/01/15      1,000         991,470
 San Joaquin County Public Facility,
   Certificates of Participation
   (MBIA Insured)....................    Aaa/AAA     5.50 %    11/15/13      1,750       1,722,140
 San Joaquin Transit Corridor Agency
   Toll Road Rev., Sr. Lien..........     NR/NR      7.00 %     1/01/30      2,500       2,606,100
 San Jose Finance Auth. Lease Rev.,
   Convention Center, Series C.......     A1/A+      6.40 %     9/01/17      3,000       3,051,510
 San Jose Redevelopment Agency Tax
   Allocation (MBIA Insured).........    Aaa/AAA     6.00 %     8/01/15      3,670       3,815,736
 Santa Ana Finance Auth. Lease Rev.,
   Police & Holding Fac., Series A
   (MBIA Insured)....................    Aaa/AAA     5.625%     7/01/09      1,130       1,122,260
 Santa Clara Transit Sales Tax,
   Series A..........................     A1/AA      6.75 %     6/01/11      1,000       1,082,610
 Santa Clarita Public Finance Auth.
   Lease Rev.........................     NR/A-      6.75 %    10/01/21      1,000       1,056,570
 Santa Cruz Certificate of
   Participation, Capital Improvement
   Project (MBIA Insured)............    Aaa/AAA     6.70 %     9/01/20      1,000       1,073,700
 Shasta Dam Area Public Utility
   Dist., Certificates of
   Participation (Prerefunded 3/1/02
   @ 102)............................     Baa/NR     7.25 %     3/01/02      1,000       1,138,660
 Southern California Pub. Pwr. Auth.,
   SCAPPA Pwr. Project...............      A/A       6.75 %     7/01/13      1,000       1,109,720

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                           S&P                            PRINCIPAL
                                         RATINGS               MATURITY    AMOUNT        VALUE
             DESCRIPTION               (UNAUDITED)   RATE        DATE       (000)       (NOTE 2)
-------------------------------------  ------------  -----     --------   ---------   ------------
 Southern California Rapid
   Transportation, Certificates of
   Participation (MBIA Insured)......    Aaa/AAA     6.00 %     7/01/10    $ 1,000    $  1,031,250
 Thousand Oaks Redev. Agency (MBIA
   Insured)..........................    Aaa/AAA     5.25 %    12/01/08      1,370       1,354,656
 Thousand Oaks Redev. Agency (MBIA
   Insured)..........................    Aaa/AAA     5.40 %    12/01/09      1,290       1,279,886
 Thousand Oaks Redev. Agency (MBIA
   Insured)..........................    Aaa/AAA     5.375%    12/01/25      2,500       2,352,650
 Turlock, California Industrial
   Refunded Rev. (MBIA Insured)......    Aaa/AAA     6.00 %     1/01/09      2,000       2,118,920
 Union City Commission(AMBAC
   Insured)..........................    Aaa/AAA     5.85 %    10/01/23      1,250       1,235,687
 University of California Revenue,
   Davis Med Center (AMBAC
   Insured)..........................    Aaa/AAA     6.00 %     7/01/26      3,500       3,497,235
 University of California Revenue,
   Series B..........................      NR/A      6.30 %     9/01/15      2,500       2,505,950
 West and Central Basin Fin. Auth.
   (AMBAC Insured)...................    Aaa/AAA     6.125%     8/01/12      2,000       2,063,100
 West Covina Redev. Agency...........      NR/A      6.00 %     9/01/17      3,000       2,945,580
 Westwood School District............     NR/BBB     6.50 %     8/01/21      1,025         987,649
                                                                                      ------------
                                                                                       200,870,918
                                                                                      ------------
PUERTO RICO -- 3.4%
 Puerto Rico Electric Power Auth.....   Baa1/BBB+    6.00 %     7/01/14      5,000       4,980,550
 Puerto Rico Electric Power Auth.,
   Series P (Prerefunded 7/1/01 @
   102)..............................    AAA/BBB+    7.00 %     7/01/01      2,000       2,239,340
                                                                                      ------------
                                                                                         7,219,890
                                                                                      ------------
TOTAL INVESTMENTS -- 98.8%
 (COST $203,422,235)(a)..............                                                  208,090,808
Other assets in excess of
 liabilities -- 1.2%.................                                                    2,491,608
                                                                                      ------------
NET ASSETS -- 100.0%.................                                                 $210,582,416
                                                                                      ==============

---------------
Percentages indicated are based on net assets of $210,582,416.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation....................................    $6,414,493
            Unrealized depreciation....................................    (1,745,920)
                                                                           ----------
            Net unrealized appreciation................................    $4,668,573
                                                                           ============

+      -- Zero coupon bonds.

*      -- Ratings assigned by Fitch Investors Services, Inc.

AMBAC -- AMBAC Indemnity Corporation.

AMT   -- Subject to Federal Alternative Minimum Tax.

FGIC   -- Financial Guaranty Insurance Company.

FSA    -- Financial Security Assurance.

GNMA  -- Government National Mortgage Association.

LOC    -- Letter of credit.

MBIA  -- Municipal Bond Insurance Association.

NR     -- No rating assigned.

TCRS  -- Trust Certificate Receipts

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $203,422,235)..........................    $208,090,808
 Receivable for Portfolio shares sold............................................         503,647
 Receivable for investment securities sold.......................................       2,257,120
 Interest receivable.............................................................         990,632
                                                                                      -----------
Total assets.....................................................................     211,842,207
                                                                                      -----------
LIABILITIES:
 Cash overdraft..................................................................          43,963
 Payable for Portfolio shares redeemed...........................................          73,204
 Advisory fees payable...........................................................          52,202
 Administration fees payable.....................................................          39,161
 Shareholder service fees payable A Shares.......................................          45,677
 Dividends payable...............................................................         855,952
 Other accrued expenses..........................................................         149,632
                                                                                      -----------
Total liabilities................................................................       1,259,791
                                                                                      -----------
NET ASSETS.......................................................................    $210,582,416
                                                                                      ===========
NET ASSETS:
 A Shares........................................................................    $210,581,416
 K Shares........................................................................           1,000
                                                                                      -----------
                                                                                     $210,582,416
                                                                                      ===========
Shares Outstanding ($0.001 par value, 300 million shares authorized):
 A Shares........................................................................      29,091,830
 K Shares........................................................................             138
                                                                                      -----------
                                                                                       29,091,968
                                                                                      ===========
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
 Net asset value and redemption price per share..................................    $       7.24
 Sales charge -- 4.50% of public offering price..................................            0.34
                                                                                      -----------
 Maximum Offering Price..........................................................    $       7.58
                                                                                      ===========
Net Asset Value, Offering Price and Redemption Price per Share -- K Shares:......    $       7.24
                                                                                      ===========
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par..................................................    $     29,092
 Additional paid-in capital......................................................     204,137,243
 Accumulated net realized gains on investment transactions.......................       1,747,508
 Net unrealized appreciation of investments......................................       4,668,573
                                                                                      -----------
NET ASSETS, AUGUST 31, 1996......................................................    $210,582,416
                                                                                      ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest................................................                 $ 6,211,510
                                                                              --------
EXPENSES:
  Advisory fees...........................................   $  427,410
  Administration fees.....................................      320,558
  Shareholder service fees A Shares.......................      267,131
  Transfer agent fees and expenses........................       64,382
  Custodian fees and expenses.............................       26,372
  Audit fees..............................................       26,600
  Reports to shareholders.................................        4,767
  Legal fees..............................................        5,820
  Directors' fees.........................................        2,874
  Insurance expense.......................................        3,498
  Registration fees.......................................        8,152
  Other expenses..........................................        3,914
                                                              ---------
  Total expenses..........................................    1,161,478
  Less: Fee waivers.......................................     (213,705)       947,773
                                                              ---------       --------
NET INVESTMENT INCOME.....................................                   5,263,737
                                                                              --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on securities transactions...........                     453,530
  Net change in unrealized appreciation (depreciation) of
    investments...........................................                  (6,669,953)
                                                                              --------
Net Loss on Investments...................................                  (6,216,423)
                                                                              --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......                 $  (952,686)
                                                                              ========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED
                                                                     AUGUST 31,        YEAR ENDED
                                                                        1996          FEBRUARY 29,
                                                                     (UNAUDITED)          1996
                                                                  -----------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income..........................................    $   5,263,737     $ 10,474,790
 Net realized gains on securities transactions..................          453,530        4,935,074
 Net change in unrealized appreciation (depreciation) of
   investments..................................................       (6,669,953)       4,229,371
                                                                     ------------     ------------
 Net increase (decrease) in net assets resulting from
   operations...................................................         (952,686)      19,639,235
                                                                     ------------     ------------
Dividends and distributions to shareholders -- A Shares:
 Dividends to shareholders from net investment income...........       (5,263,732)     (10,474,790)
Dividends and distributions to shareholders -- K Shares:
Dividends to shareholders from net investment income (a)........               (5)              --
                                                                     ------------     ------------
Total Dividends and distributions to shareholders...............       (5,263,737)     (10,474,790)
                                                                     ------------     ------------
Fund Share Transactions:
 Net proceeds from shares subscribed............................       15,805,671       41,159,400
 Net asset value of shares issued to shareholders in
   reinvestment of dividends....................................        2,604,230        6,188,256
 Cost of shares redeemed........................................      (22,752,409)     (29,971,556)
                                                                     ------------     ------------
 Net increase (decrease) in net assets from Fund share
   transactions.................................................       (4,342,508)      17,376,100
                                                                     ------------     ------------
Total Increase (decrease).......................................      (10,558,931)      26,540,545
NET ASSETS:
 Beginning of period............................................      221,141,347      194,600,802
                                                                     ------------     ------------
 End of period..................................................    $ 210,582,416      221,141,347
                                                                     ============     ============

---------------

(a) For the period from July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (The "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Company operated as a series company comprised of seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon National Municipal Bond Fund (the "National Municipal Bond Fund") and the Pacific Horizon California Tax-Exempt Bond Fund (the "California Tax-Exempt Bond Fund") (collectively, the "Funds") only. The Funds seek to achieve as high a level of current income exempt from federal income tax, and in the case of the California Tax-Exempt Bond Fund exempt from California state personal income tax as well, as is consistent with prudent investment management and preservation of capital. The Funds offer two classes of shares: A Shares and K Shares.

    Prior to July 1, 1996 the National Municipal Bond Fund sought to achieve its investment objective by investing substantially all of its assets in the National Municipal Bond Portfolio of Master Investment Trust, Series II (the "Portfolio"), an open-end management investment company that had the same investment objective as that of the National Municipal Bond Fund.

    Effective July 1, 1996, the National Municipal Bond Fund withdrew its investment in the Master Investment Trust, Series II and began investing its assets directly in investment securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Funds' investment adviser. Concord Holding Corporation ("Concord") serves as the Funds' administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Funds' Shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A) SECURITIES VALUATIONS:

    The Funds' securities (other than debt securities with remaining maturities of 60 days or less) are valued each business day by the independent pricing service approved by the Board of Directors. Such prices reflect market values which have been established through the use of electronic data processing techniques and matrix systems.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are recorded on a trade date basis. Interest income, including amortization of premiums and accretion of discount where required by the Internal Revenue Code (the "Code"), is accrued daily. Realized gains and losses from securities transactions are calculated on the identified cost basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or after the trade date.

C) DIVIDENDS AND DISTRIBUTIONS:

    Dividends are declared daily to shareholders of record from net investment income. Such dividends are paid monthly. Net realized gains on the Funds' securities, if any, are distributed at least annually. However, to the extent net realized gains of any Fund can be offset by capital loss carryovers of that Fund, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D) FEDERAL INCOME TAXES:

    It is the policy of the Funds to meet the requirements of Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    During the year ended February 29, 1996 the National Municipal Bond Fund and California Tax-Exempt Fund utilized their net capital loss carryovers of $3,632 and $2,188,950, respectively.

E) OTHER:

    The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to the Funds are charged to the respective Fund, while expenses which are attributable to more than one fund of the Company are allocated among the respective funds.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement with Bank of America, an Administration Agreement with Concord and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.35% and 0.40% of the National Municipal Bond Fund's and California Tax-Exempt Bond Fund's average net assets, respectively. Pursuant to the terms of the Administration Agreement, Concord is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.20% and 0.30%, of the National Municipal Bond Fund's and California Tax-Exempt Bond Fund's average net assets, respectively. Bank of America and Concord voluntarily waived a portion of their respective fees. The amount of such waivers totaled $22,890 and $13,044 for the National Municipal Bond Fund and $121,924 and $91,738 for the California Tax-Exempt Bond Fund, respectively.

    The Investment Advisory and Administration agreements provide that if, in any fiscal year, the operating expenses of each Fund (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over the Funds, then Bank of America and Concord will reimburse the Funds for any such excess expenses. At August 31, 1996, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each Fund's average daily net assets, plus 2.0% of the next $70 million of such assets, plus 1.5% of such assets in excess of $100 million. These agreements provide that such reimbursements will be estimated and paid on a monthly basis. No reimbursement were required for the six months ended August 31, 1996.

    For the six months ended August 31, 1996, the Distributor advised the National Municipal Bond Fund and the California Tax-Exempt Bond Fund that it retained $10,235 and $21,385, respectively, from commissions earned on sales of each Fund's shares. For the same period, various affiliates of Bank of America advised the National Municipal Bond Fund and the California Tax-Exempt Bond Fund that they retained $84,835 and $286,885, respectively, from commissions earned on sales of each Fund's shares.

    The Funds have a Shareholder Service Plan (the "Plan") under which the Funds pay for shareholder servicing expenses related to Fund shares. Under the Plan, payments by the Funds for shareholder servicing expenses may not exceed 0.25% (annualized) of the A Shares of each Fund's average daily net assets. For the six months ended August 31, 1996, the National Municipal Bond Fund and the California Tax-Exempt Bond Fund incurred charges of $16,290 and $267,131, respectively, pursuant to the Plan. The the National Municipal Bond Fund and the California Tax-Exempt Bond Fund were advised that of these amounts, the Distributor retained $427 and $104,382, respectively, and affiliates of the Bank of America retained $15,645 and $150,021, respectively. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the six months ended August 31, 1996, the Distributor waived no fees. The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan with respect to K Shares of the Funds. Under the Distribution Plan the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative and Shareholder Services Plan (the "Administrative Plan"), the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75% (annualized), respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative and Shareholder Services Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    Effective December 11, 1995, BISYS Fund Services, also a wholly owned subsidiary of BISYS, serves the Company as transfer agent and dividend disbursing agent. In this capacity for the National Municipal Bond Fund and the California Tax-Exempt Bond Fund, BISYS Fund Services earned $6,350 and $64,382, respectively, for the six months ended August 31, 1996. Prior to December 11, 1995, an unaffiliated party provided those services.

    For the six months ended August 31, 1996, the National Municipal Bond Fund and the California Tax-Exempt Bond Fund incurred legal charges totaling $20,044 and $5,820, respectively, which were earned by a law firm, a partner which serves as Secretary of the company. Certain officers of the Company are "affiliated persons" (as defined in the Act) of Concord.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000 plus $1,000 for each day the Director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the

Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company receives an additional $40,000 per year through February 28, 1997 in consideration for his years of service. Total charges for directors' fees incurred for the six months ended August 31, 1996 by the National Municipal Bond Fund and the California Tax-Exempt Bond Fund were $12,919 and $2,874, respectively.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs to the National Municipal Bond Fund and the California Tax-Exempt Bond Fund pursuant to the Retirement Plan amounted to $67 and $1,104, respectively, for the six months ended August 31, 1996.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the six months ended August 31, 1996, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) for the National Municipal Bond Fund amounted to $3,260,798 and $1,549,959, respectively, and the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) for the California Tax-Exempt Bond Fund amounted to $42,751,003 and $43,969,499, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 200 billion shares of the Company's $0.001 par value capital stock authorized, of which 300 million shares were classified as Class G Common Stock (California Tax-Exempt Bond Fund) and 150 million shares were classified as Class Q Common Stock (National Municipal Bond Fund).

    Transactions in shares of common stock of the California Tax-Exempt Bond Fund and the National Municipal Bond Fund, respectively, are summarized below:

                        CALIFORNIA TAX-EXEMPT BOND FUND

                                                  SIX MONTHS ENDED          YEAR ENDED
                                                   AUGUST 31, 1996         FEBRUARY 29,
                                             ---------------------------       1996
                                              A SHARES     K SHARES (a)        (000)
                                             -----------   -------------   -------------
Net proceeds from shares subscribed........  $15,804,671      $ 1,000        $  41,159
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends................................    2,604,230           --            6,188
Cost of shares redeemed....................  (22,752,409)          --          (29,971)
                                             -----------       ------      -------------
Net increase (decrease)....................  $(4,343,508)     $ 1,000        $  17,376
                                             ===========   =============   =============
Shares sold................................    2,174,570          138            5,640
Shares issued in reinvestment of
  distributions............................      360,202           --              847
Shares redeemed............................   (3,142,169)          --           (4,122)
                                             -----------       ------      -------------
Net increase (decrease)....................     (607,397)         138            2,365
                                             ===========   =============   =============

---------------

                          NATIONAL MUNICIPAL BOND FUND

                                                  SIX MONTHS ENDED          YEAR ENDED
                                                   AUGUST 31, 1996         FEBRUARY 29,
                                             ---------------------------       1996
                                              A SHARES     K SHARES (A)        (000)
                                             -----------   -------------   -------------
Net proceeds from shares subscribed........  $ 4,982,736      $   999         $10,756
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends................................      196,510           --             280
Cost of shares redeemed....................   (3,084,323)          --          (1,625)
                                             -----------       ------      -------------
Net increase...............................  $ 2,094,923      $   999         $ 9,411
                                             ===========   =============   =============
Shares sold................................      499,474          101           1,077
Shares issued in reinvestment of
  distributions............................       19,779           --              28
Shares redeemed............................     (311,046)          --            (161)
                                             -----------       ------      -------------
Net increase...............................      208,207          101             944
                                             ===========   =============   =============

---------------

(a) For the period from July 22, 1996 (commencement of operations) through August 31, 1996.

NOTE 7--CONCENTRATION OF CREDIT RISK

    The California Tax-Exempt Bond Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' ability to meet their obligations may be affected by California economic or political developments.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                     PERIOD
                                      ENDED                 YEAR ENDED                  PERIOD
                                   AUGUST 31,      -----------------------------        ENDED
                                     1996(a)       FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   (UNAUDITED)         1996             1995            1994*
                                   -----------     ------------     ------------     ------------
A SHARES
Net asset value per share,
  beginning of year...............   $ 10.15         $   9.64          $ 9.89          $  10.00
                                   -----------     ------------        ------        ------------
Income (loss) from investment
  operations:
  Net investment income...........      0.25             0.54            0.50              0.01
  Net realized and unrealized
    gains (losses) on
    securities....................     (0.21)            0.51           (0.25)            (0.11)
                                   -----------     ------------        ------        ------------
Total income (loss) from
  investment operations...........      0.04             1.05            0.25             (0.10)
                                   -----------     ------------        ------        ------------
Less dividends from net investment
  income..........................     (0.25)           (0.54)          (0.50)            (0.01)
                                   -----------     ------------        ------        ------------
Net change in net asset value.....     (0.21)            0.51           (0.25)            (0.11)
                                   -----------     ------------        ------        ------------
Net asset value per share, end of
  year............................   $  9.94         $  10.15          $ 9.64          $   9.89
                                   ============    ============     ============     ============
Total return (excludes sales
  charge).........................      0.41%++          1.16%           2.78%            (1.00%)++
Ratios/Supplemental Data:
  Net assets, end of year (000)...   $14,052         $ 12,242          $2,520          $    733
  Ratio of net expenses to average
    net assets....................      0.50%+           0.12%           0.00%             0.00%+
  Ratio of net investment income
    to average net assets.........      5.04%+           5.24%           5.30%             1.15%+
  Ratio of expenses to average net
    assets**......................      3.09%+           2.71%          17.46%           170.99%+
  Ratio of net investment income
    to average net assets**.......      2.45%+           2.65%         (12.16%)         (169.84%)+
Portfolio turnover................        12%              38%             20%               15%

---------------

  * For the period January 28, 1994 (commencement of operations) through February 28, 1994.

 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

 ++ Not annualized.

(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            PERIOD
                                                                             ENDED
                                                                          AUGUST 31,
                                                                            1996(a)
                                                                          (UNAUDITED)
                                                                          -----------
K SHARES
Net asset value per share, beginning of period.........................   $      9.95
                                                                          -----------
Income (loss) from investment operations:
  Net investment income................................................          0.05
  Net realized and unrealized losses on securities.....................         (0.02)
                                                                          -----------
Total income from investment operations................................          0.03
                                                                          -----------
Less dividends from net investment income..............................         (0.05)
                                                                          -----------
Net change in net asset value..........................................         (0.02)
                                                                          -----------
Net asset value per share, end of period...............................   $      9.93
                                                                          ===========
Total return...........................................................         (0.05%)++
Ratios/Supplemental Data:
  Net assets, end of period............................................   $       999
  Ratio of net expenses to average net assets..........................          0.91%+
  Ratio of net investment income to average net assets.................          4.58%+
  Ratio of expenses to average net assets**............................          2.22%+
  Ratio of net investment income to average net assets**...............          3.27%+
Portfolio Turnover.....................................................            12%

---------------

 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

 ++ Represents total return for A Shares from March 1, 1996 to July 21, 1996 plus the total return for the K Share for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Financial Highlights(a)
--------------------------------------------------------------------------------

                                               PERIOD
                                                ENDED                                YEAR ENDED
                                             AUGUST 31,     ------------------------------------------------------------
                                               1996(b)      FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                             (UNAUDITED)        1996            1995            1994            1993
                                             -----------    ------------    ------------    ------------    ------------
A SHARES
Net asset value per share,
 beginning of period......................    $    7.45       $   7.12        $   7.49        $   7.51        $   7.07
                                               --------       --------        --------        --------        --------
Income from investment operations:
 Net investment income....................         0.18           0.37            0.38            0.38            0.43
 Net realized and unrealized gains
   (losses) on securities.................        (0.21)          0.33           (0.37)           0.04            0.52
                                               --------       --------        --------        --------        --------
Total income from investment operations...        (0.03)          0.70            0.01            0.42            0.95
                                               --------       --------        --------        --------        --------
Less dividends and distributions:
 Dividends from net investment income.....        (0.18)         (0.37)          (0.38)          (0.38)          (0.43)
 Distributions from net realized gains on
   securities.............................           --             --              --           (0.06)          (0.08)
                                               --------       --------        --------        --------        --------
Total dividends and distributions.........        (0.18)         (0.37)          (0.38)          (0.44)          (0.51)
                                               --------       --------        --------        --------        --------
Net change in net asset value per share...        (0.21)          0.33           (0.37)          (0.02)           0.44
                                               --------       --------        --------        --------        --------
Net asset value per share, end of
 period...................................    $    7.24       $   7.45        $   7.12        $   7.49        $   7.51
                                               ========       ========        ========        ========        ========
Total return (excludes sales charge)......        (0.38%)++      10.12%           0.36%           5.65%          14.01%
Ratios/Supplemental Data:
 Net assets, end of period (000)..........    $ 210,581       $221,141        $194,601        $245,040        $189,419
 Ratio of net expenses to average net
   assets.................................         0.89%+         0.94%           0.95%           0.96%           0.62%
 Ratio of net investment income to average
   net assets.............................         4.94%+         5.11%           5.43%           4.96%           5.95%
 Ratio of expenses to average net
   assets*................................         1.09%+         1.14%           1.15%           1.11%           1.14%
 Ratio of net investment income to average
   net assets*............................         4.74%+         4.91%           5.23%           4.81%           5.43%
 Portfolio turnover.......................           20%            57%             20%             15%             32%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not annualized.
(a) Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
(b) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            PERIOD
                                                                             ENDED
                                                                          AUGUST 31,
                                                                            1996(a)
                                                                          (UNAUDITED)
                                                                          -----------
K SHARES
Net asset value per share, beginning of year...........................   $      7.24
                                                                          -----------
Income from investment operations:
  Net investment income................................................          0.04
                                                                          -----------
Total income from investment operations................................          0.04
                                                                          -----------
Less dividends and distributions:
  Dividends from net investment income.................................        (0.04)
                                                                          -----------
Total dividends and distributions......................................        (0.04)
                                                                          -----------
Net change in net asset value per share................................          0.00
                                                                          -----------
Net asset value per share, end of year.................................   $      7.24
                                                                          ===========
Total return...........................................................         (0.69%)++
Ratios/Supplemental Data:
  Net assets, end of year..............................................   $     1,000
  Ratio of net expenses to average net assets..........................          1.09%+
  Ratio of net investment income to average net assets.................          4.86%+
  Ratio of expenses to average net assets*.............................          1.45%+
  Ratio of net investment income to average net assets*................          4.50%+
Portfolio Turnover.....................................................            20%

---------------

 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

 ++ Represents total return for A Shares from March 1, 1996 to July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
    Name of Broker

 ...............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                                Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
            NOT FDIC INSURED  - NO BANK GUARANTEE  - MAY LOSE VALUE

[PACIFIC HORIZON FUNDS logo]

Concord Financial Group, Inc., Distributor

TXI-0004